UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 3, 2012

SCIO DIAMOND TECHNOLOGY CORPORATION
(Exact Name of Registrant As Specified in Its Charter)

Nevada	000-54529	45-3849662
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

411 University Ridge, Suite D, Greenville, South Carolina 29601
(Address of Principal Executive Offices) (Zip Code)

(864) 751-4880
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On August 3, 2012, Scio Diamond Technology Corporation, a Nevada corporation (the “Company”), entered into Amended and Restated Employment Agreements (collectively, the “Employment Agreements”) with certain of its executive officers, including Joseph D. Lancia, its Chief Executive Officer, Michael W. McMahon, its Chief Operating Officer, and Charles G. Nichols, its Chief Financial Officer (collectively, the “Executives”).  Pursuant to the Employment Agreements, each of Messrs. Lancia, McMahon and Nichols is paid a base annual salary of $225,000, $150,000, and $125,000, respectively, subject to potential increases in connection with an annual salary review by the Board of Directors.  The Board of Directors, in its discretion, may award any of the Executives with an annual bonus.  Each such Executive is entitled during their term of employment, to such vacation, medical and other employee benefits (including eligibility to participate in any 401(k) retirement plan that may be adopted and offered by the Company, subject to the terms and conditions thereof) as the Company may offer from time to time, subject to applicable eligibility requirements, and is entitled to 15 days paid vacation each calendar year.  Mr. Lancia and Mr. McMahon are each entitled to one year of salary and reimbursement of their COBRA costs if they are terminated without cause, provided that they cease to receive these post-termination benefits if they become entitled to receive benefits under their respective Change in Control Agreements (as described below).  The Employment Agreements contain one year non-compete agreements and two year customer and employee non-solicitation provisions.

Each Executive is entitled to receive stock options, which were granted on May 7, 2012, as described in our Form 8-K filed with the SEC on June 1, 2012.  Each Executive is also eligible to participate in any stock option plan adopted by the Company, with the extent, terms and conditions of any options provided to an Executive to be determined by the Company’s Board of Directors or its Compensation Committee, if any, in its sole and unilateral discretion.   Each Executive is subject to a proprietary information and inventions agreement.  Each Executive is an employee-at-will.

On August 3, 2012, the Company entered into Change in Control Agreements (collectively, the “Change in Control Agreements”) with the Executives.  Under the Change in Control Agreements, if an Executive’s employment is terminated pursuant to a “qualifying termination” during the four-month period before or the 12-month period after a “change in control” that implies a Company value of $50 million or more, such Executive will be entitled to (i) a lump-sum cash payment equal to the sum of (a) 2.0 times the Executive’s annual base salary, plus (b) any base salary and/or bonus earned or accrued through the date of termination and not previously paid (including any amounts awarded for previous years but which were not yet vested), and (ii) payment of $2,700 per month for 24 months, which payments are intended to offset potential medical, dental, and life insurance expenses of the Executive for a period of two years, but which payments shall be made regardless of whether such expenses are greater or less than such payments.  In such event, such Executive will be subject to non-solicitation and non-compete obligations for a period of two years. Each Change in Control Agreement has an initial two-year term and the Change in Control Agreements automatically renew for subsequent one-year periods unless a termination notice is given at least 90 days prior to the end of the then current term.

A “change in control” is defined to mean a change in the ownership or effective control of the Company, or in the ownership of a substantial portion of the assets of the Company (in accordance with Treasury Regulation § 1.409A-3(i)(5) (as it may be amended and including any successor regulation).  A qualifying termination is a termination by the executive for “good reason” or a termination of the Executive by the Company without “cause.”  “Good reason” means “good reason” within the meaning of the safe harbor under Treasury Regulation § 1.409A-1(n)(2).  A termination of an Executive by the Company is for “cause” if it is for any of the following reasons:

•
the willful and continued failure of the Executive to perform substantially his or her duties with the Company (other than any such failure resulting from such Executive's incapacity due to physical or mental illness or any such failure subsequent to the Executive being delivered a notice of termination without cause by the Company or the Executive delivering a notice of termination for good reason to the Company) that is not remedied within 30 days after a written demand for substantial performance is delivered to the Executive by the Chairman of the Board of Directors or the Chairman of the Compensation Committee or, in the case of an executive other than the Chief Executive Officer, the Chief Executive Officer, which specifically identifies the manner in which the Executive has not substantially performed his or her duties; or

•	the Executive's conviction by a court of law, admission in a legal proceeding that he is guilty or plea of nolo contendere, in each case, with respect to a felony.

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            For purposes of the definition of the term “cause,” no act or failure to act by an Executive will be considered “willful” unless it was done or omitted to be done by the Executive in bad faith and without reasonable belief that his or her action or omission was in, or not opposed to, our best interests.

           Each Change in Control Agreement provides that such Executive agrees to reduce the aggregate amount of any payments or benefits that constitute “parachute payments” under Section 280G of the Code to the extent necessary so that such payments and benefits do not equal or exceed three times such Executive's “base amount” (and therefore are not subject to the excise tax imposed by Section 4999).

On August 3, 2012, the Company also entered into Qualified Stock Option Grant Agreements (collectively, the “Stock Option Grant Agreements”) with the Executives (the “Optionees”) pursuant to which such executive officers were granted options (collectively, the “Options”) to purchase shares of the Company’s common stock, par value $0.001 per share (the “Common Stock”) under the terms of the SCIO Diamond Technology Corporation 2012 Share Incentive Plan (the “Plan”).  Under the Stock Option Grant Agreements, the Company granted to Mr. Lancia an option to purchase up to 500,000 shares of Common Stock; to Mr. McMahon, an option to purchase up to 300,000 shares of Common Stock, and; to Mr. Nichols, an option to purchase up to 300,000 shares of Common Stock; and with each such option being subject to the achievement of certain production performance milestones by the Company.  The Options are intended to qualify as incentive stock options within the meaning of Section 422A of the Internal Revenue Code.  The exercise price for each Option is $0.80 per share (the “Exercise Price”).  The Options expire on the last business day preceding the three year anniversary of the grant date (the “Expiration Date”) unless fully exercised or terminated earlier.

The Options vest incrementally upon the achievement of certain production performance milestones by the Company, as set forth below, and shall remain vested provided that each respective Optionee remains in the continuous employ of, or in a service relationship with, the Company from the grant date through the applicable vesting date.   The vesting schedule is as follows:

Percentage of Option Vested	Performance Milestone
20%
Placement in service of equipment for cutting and polishing diamond material in support of the growers operating in South Carolina; lasers, polishers, and related infrastructure and control equipment must be operational and available for fabrication of 50% of all of the Company’s diamond production.

40%	Achievement of $1 million EBITDA (cumulative from July 1, 2012 – forward)
40%	Achievement of $5 million in revenue (cumulative from July 1, 2012 – forward)

The Options are generally exercisable, whether or not vested, in whole or in part at any time prior to the Expiration Date or earlier termination of the Options in accordance with the Plan or the Stock Option Grant Agreements. Notwithstanding the above, the Options may not be exercised at any time that the Company does not have in effect a registration statement under the Securities Act of 1933 (the “Securities Act”) relating to the offer of Common Stock to the Optionees under the Plan, unless the Company agrees to permit such exercise.   Upon the issuance of any shares of Common Stock pursuant to the exercise of an Option, the Optionee must, upon the request of the Company, agree not to sell, pledge, or otherwise dispose of such shares unless (i) the Company is furnished with an opinion of counsel to the effect that registration of such shares pursuant to the Securities Act, or the rules and regulations thereunder, is not required; (ii) the SEC issues a no-action letter with respect to such disposition; or (iii) such registration or notification as is, in the opinion of the Company’s counsel, required for the lawful disposition of such shares has been filed with the SEC and has become effective (provided, however, that the Company is not obligated to file any such registration or notification).  In addition, the shares issued upon the exercise of any Option are subject to the repurchase by the Company for an amount equal to the Exercise Price (i) upon the occurrence of “misconduct” by the Optionee; or (ii) if the Options were not vested when they were exercised, upon the occurrence of any event that would have resulted in the termination of those Options under the Plan and the Stock Option Grant Agreements if those Options had not been exercised.  The Company may legend the certificates for the shares of Common Stock issued upon exercise of the Options accordingly.

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     If an Optionee ceases to be employed by, or in a service relationship with, the Company for any reason other than death, disability, or discharge for Cause (as defined in the Stock Option Grant Agreements), all unvested Options shall terminate immediately and all vested Options shall remain exercisable for 30 days following such cessation (but in no event later than the Expiration Date).   If an Optionee dies prior to the expiration or termination of the Options, the unvested Options shall terminate immediately and all vested Options shall remain exercisable for one year following the Optionee’s death (but in no event later than the Expiration Date) by the Optionee’s executor, personal representative, or the person(s) to whom the Options are transferred by will or the laws of descent and distribution.  If an Optionee ceases to be employed by, or in a service relationship with, the Company as result of Optionee’s disability, the unvested Options shall terminate immediately and all vested Options shall remain exercisable for one year following such cessation (but in no event later than the Expiration Date).  Notwithstanding anything to the contrary, the Options shall immediately terminate in their entirety, whether or not they have vested, upon Optionee’s discharge of employment or other service relationship for Cause (as defined in the Stock Option Grant Agreements) or upon Optionee’s commission of any of the following acts during any period following the cessation of Optionee’s employment or other service relationship during which the Options otherwise would be exercisable: (i) fraud or misappropriation of funds or property of the Company, or (ii) breach by Optionee of any provision of any employment, non-disclosure, non-competition, non-solicitation, assignment of invention, or other similar agreement executed by Optionee for the benefit of the Company.

In the event of changes in the Common Stock of the Company by reason of any stock dividend, spin-off, split-up, reverse stock split, recapitalization, reclassification, merger, consolidation, liquidation, business combination or exchange of shares and the like, appropriate substitutions for or adjustments to the number, kind, and price of shares covered by the Options may be made.  All unvested portions of the Options immediately vest upon a Change of Control Event (as defined in the Plan), except in the event that provision is made in connection with the Change of Control Event for the continuation or assumption of the Options by, or for the substitution of equivalent options with respect to, the surviving or successor entity or a parent thereof, and shall be exercisable in accordance with the Plan, unless the acceleration of vesting in connection with a Change of Control Event is otherwise limited under the Plan.

The Options are not transferable other than by will or the laws of descent and distribution, pursuant to qualified domestic relations order as defined in the Code, or as otherwise permitted by the Company.  The Optionees do not have any rights of a stockholder of the Company with respect to the shares of Common Stock that may be issued upon the exercise of the Options until such shares of Common Stock have been issued upon the due exercise of the Options.

The Options are be subject to all the terms and conditions of the Plan as well as the Stock Option Grant Agreements.  The Plan was adopted on May 7, 2012.  A total of up to 5,000,000 shares (subject to adjustment) may be issued under the Plan.  The Plan is an omnibus plan that allows for the issuance of stock options, stock appreciation rights, phantom stock, and other stock-based awards.

The foregoing descriptions of the Employment Agreements, Change in Control Agreements, and Stock Option Grant Agreements are qualified in their entirety by reference to the full text such agreements, copies of which are attached hereto as Exhibits 10.1 – 10.7 and incorporated herein by reference.

Item 5.05 Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics

On August 3, 2012, the Company’s Board of Directors adopted an amended and restated Code of Ethics and Business Conduct, which shall apply to all directors, officers, and employees of the Company.  A copy of the Code of Ethics and Business Conduct is attached hereto as Exhibit 10.8 and incorporated herein by reference.

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Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit 10.1                                Amended and Restated Employment Agreement of Joseph D. Lancia

Exhibit 10.2                                Amended and Restated Employment Agreement of Michael W. McMahon

Exhibit 10.3                                Amended and Restated Employment Agreement of Charles G. Nichols

Exhibit 10.4                                Change in Control Agreement of Joseph D. Lancia

Exhibit 10.5                                Change in Control Agreement of Michael W. McMahon

Exhibit 10.6                                Change in Control Agreement of Charles G. Nichols

Exhibit 10.7                                Form of Stock Option Grant Agreement

Exhibit 10.8                                Code of Ethics and Business Conduct

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SCIO DIAMOND TECHNOLOGY CORPORATION

By:           /s/ Charles G. Nichols
Name:      Charles G. Nichols
Title:        Chief Financial Officer

Dated: August 8, 2012

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